UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) December 26, 2013

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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2013, Matador Resources Company (the “Company”) appointed Sandra K. Fendley Vice President and Chief Accounting Officer, effective as of December 30, 2013.  Previously, Ms. Fendley served as Controller of J-W Midstream, a subsidiary of J-W Energy Company. Prior to joining J-W Midstream, from 2006 until May 2013, Ms. Fendley held a number of financial roles with Crosstex Energy, including serving as Corporate Controller from 2012 until her departure in 2013.

Ms. Fendley, age 50, holds a Bachelor of Business Administration degree in Accounting from Texas A&M University at Commerce, earned a Master of Business Administration degree from Tarleton State University and is a licensed certified public accountant.

In connection with the appointment, the Company entered into a standard at-will employment agreement with Ms. Fendley pursuant to which, as a non-executive officer, Ms. Fendley will receive compensation in a manner consistent with the Company's compensation of its non-executive officers, including any grants of long-term equity incentive awards under the Company's long-term incentive plans. Ms. Fendley received an initial equity award of 5,000 shares of restricted stock, which vest following the third anniversary of the date of grant, December 30, 2016, and 10,000 stock options, which vest in two equal biennial installments beginning on the second anniversary of the date of grant, December 30, 2015, and have an exercise price of $19.05.

There are no arrangements or understandings between Ms. Fendley and any other person pursuant to which Ms. Fendley was selected as an officer of the Company.  Ms. Fendley does not have any family relationship with any director or executive officer of the Company.  Ms. Fendley does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Effective as of the date of Ms. Fendley’s appointment, Kathryn L. Wayne, who, prior to such time, was the Company’s principal accounting officer, relinquished such role and continues to serve as the Company’s Controller.

The Company is disclosing this information in accordance with Items 5.02(b) and (c) of Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: January 2, 2014	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President